American Century Strategic Asset Allocations, Inc. Summary Prospectus Supplement Supplement dated June 4, 2020 ■ Summary Prospectus dated December 1, 2019

Strategic Allocation: Conservative Fund

The following replaces the Annual Fund Operating Expenses table for Strategic Allocation: Conservative in the summary prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	I	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		I	A	C	R	R5	R6
Management Fee	1.00%	0.80%	1.00%	1.00%	1.00%	0.80%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.09%	0.89%	1.34%	2.09%	1.59%	0.89%	0.74%
Fee Waiver[3,4]	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses After Fee Waiver	0.86%	0.66%	1.11%	1.86%	1.36%	0.66%	0.51%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	Acquired Fund Fees and Expenses has been restated to reflect current fees.
3 The advisor will waive a portion of the fund’s management fee equal to the expenses attributable to the management fees of funds advised by the advisor in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to such funds. This waiver is expected to remain in effect permanently, and it cannot be terminated without the approval of the Board of Directors.
4 The advisor also agreed to waive an additional 0.15 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until June 3, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Example section for Strategic Allocation: Conservative in the summary prospectus:
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. You may be required to pay brokerage commissions on your purchases of Investor or I Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$88	$307	$544	$1,223
I Class	$68	$255	$435	$988
A Class	$682	$938	$1,214	$1,997
C Class	$189	$617	$1,070	$2,323
R Class	$139	$463	$810	$1,787
R5 Class	$68	$244	$435	$988
R6 Class	$52	$196	$353	$809

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CL-SPL-96294 2006